                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): APRIL 5, 2002

                         ------------------------------

                          RELIANT ENERGY, INCORPORATED
             (Exact name of registrant as specified in its charter)


           TEXAS                         1-3187                   74-0694415
(State or other jurisdiction     (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


          1111 LOUISIANA
           HOUSTON, TEXAS                                           77002
  (Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (713) 207-3000

                         ------------------------------

ITEM 5.     OTHER EVENTS.

SEC INVESTIGATION

         On April 5, 2002, Reliant Resources, Inc. (Reliant Resources), an 83% owned subsidiary of Reliant Energy, Incorporated, announced that it has been advised by the Securities and Exchange Commission (SEC) that the SEC was conducting an informal inquiry of the facts and circumstances surrounding Reliant Resources' recent restatement of earnings for the second and third quarters of 2001. For additional information regarding the SEC's inquiry, please see Reliant Resources' press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

                  The following exhibits are filed herewith:

   Exhibit 99.1 Reliant Resources' Press Release issued April 5, 2002 regarding the SEC's inquiry

                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RELIANT ENERGY, INCORPORATED



    Date:  April 5, 2002               By: /s/ HUGH RICE KELLY
                                          --------------------------
                                           Hugh Rice Kelly
                                           Executive Vice President,
                                           General Counsel and
                                           Corporate Secretary

                                  EXHIBIT INDEX
EXHIBIT
NUMBER                    EXHIBIT DESCRIPTION
-------                   -------------------

 99.1 Reliant Resources' Press Release issued April 5, 2002 regarding the SEC's inquiry.